UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

GREAT PLAINS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

202 S Dean Street

Englewood, NJ 07631

(Address of Principal Executive Offices)

(201) 258-3770

Registrant’s telephone number, including area code

4060 NE 95th Road

Wildwood, FL 34785

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report on Form 8-K entitled “Risk Factors”) relating to registrant’s industry and registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement

On February 5, 2016, Great Plains Holdings, Inc. a Nevada corporation (“GTPH”, or the “Company”), GPH Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of GTPH (“Merger Sub”), and Jerrick Ventures, Inc., a privately-held Nevada corporation headquartered in New Jersey (“Jerrick”), entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which the Merger Sub was merged with and into Jerrick, with Jerrick surviving as a wholly-owned subsidiary of GTPH (the “Merger”). The transaction (the “Closing”) took place on February 5, 2016 (the “Closing Date”). The Company acquired, through a reverse triangular merger, all of the outstanding capital stock of Jerrick in exchange for issuing Jerrick’s shareholders (the “Jerrick Shareholders”), pro-rata, a total of 28,500,000 shares of the Company’s common stock. GTPH shall assume 33,414.89 shares of Jerrick’s Series A Convertible Preferred Stock (the “Series A Preferred”) and 8,063.33 shares of Series B Convertible Preferred Stock (the “Series B Preferred”) and file the appropriate certificates of designation to reflect the rights, preferences and privileges of the Jerrick’s Series A Preferred and Series B Preferred. Jerrick shareholders that hold either Series A Preferred or Series B Preferred will be able to exchange such shares for the equivalent in GTPH on a one for one basis. Additionally, GTPH shall assume 12,391,667 outstanding common stock purchase warrants of Jerrick such that each Jerrick shareholder that holds a warrant to purchase shares of Jerrick common stock will by virtue of the Merger, be able to purchase the equivalent number of shares of GTPH Common Stock under the same terms and conditions.

In connection with the Merger, on February 5, 2016, the Company and Kent Campbell entered into a Spin-Off Agreement (the “Spin-Off Agreement”), pursuant to which Mr. Campbell purchased from the Company (i) all of the Company’s interest in Ashland Holdings, LLC, a Florida limited liability company, and (ii) all of the Company’s interest in Lil Marc, Inc., a Utah corporation, in exchange for the cancellation of 781,818 shares of the Parent Company’s Common Stock held by Mr. Campbell. In addition, Mr. Campbell assumed all debts, obligations and liabilities of the Company existing prior to the Merger, pursuant to the terms and conditions of the Spin-Off Agreement.

On February 5, 2016 and in conjunction with the Merger, the Company entered into a Share Exchange Agreement with Kent Campbell, Denis Espinoza and Sarah Campbell (the “Exchange Agreement”). Pursuant to the Exchange Agreement, (i) Kent Campbell cancelled 363,636 shares of the Company’s common stock, 6,000 shares of the Company’s Series A Preferred Stock and 10,000 shares of the Company’s Series B Preferred Stock in exchange for 1,648,881 shares of the Company’s Series D Preferred Stock, (ii) Denis Espinoza cancelled 58,951 shares of the Company’s common stock and 4,000 shares of the Company’s Series A Preferred Stock in exchange for 265,676 shares of the Company’s Series D Preferred Stock, and (iii) Sarah Campbell cancelled 21,818 shares of the Company’s common stock in exchange for 98,933 shares of the Company’s Series D Preferred Stock.

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In addition, on February 6, 2016, the Company entered into Stock Purchase Agreements (the “Purchase Agreements”) with three investors providing for the issuance and sale of an aggregate of 2,626,308 shares of the Company’s common stock, par value $0.001 per share, for an aggregate purchase price of $2,626.30.

The directors of GTPH have approved the Agreement and the transactions contemplated under the Agreement. The directors of Jerrick have approved the Agreement and the transactions contemplated thereunder and as of the Closing Date the shareholders of Jerrick will own approximately 92% of the Company’s common stock.

A copy of the Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Agreement and other exhibits to this Current Report on Form 8-K are qualified, in their entirety, by the text of such exhibits.

This transaction is discussed more fully in Section 2.01 of this Current Report on Form 8-K. The information therein is hereby incorporated in this Section 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

CLOSING OF THE AGREEMENT

As described in Item 1.01 above, on February 5, 2016, the Company effectuated a Merger which resulted in Jerrick, a producer and distributer of digital media content, merging with our wholly-owned subsidiary.

The directors of the Company have approved the Agreement and the transactions contemplated under the Agreement. The directors of Jerrick and the Jerrick Shareholders have approved the Agreement and the transactions contemplated thereunder. Immediately following the Closing of the Merger the Company changed its business plan to that of Jerrick.

References to “we”, “our”, “us”, or “our Company”, from this point forward refer to Great Plains Holdings, Inc. as currently constituted with Jerrick as our operating subsidiary.

BUSINESS OF JERRICK

History

Jerrick Ventures, LLC (“Jerrick LLC”) was incorporated in Delaware in 2013. On December 1, 2014, Jerrick LLC entered into a share exchange agreement whereby the members of Jerrick LLC exchanged all of their membership interests in Jerrick LLC for that certain amount of Common Stock in Jerrick Ventures, Inc., a Nevada Corporation (the “Jerrick Share Exchange”). As result of the Jerrick Share Exchange, Jerrick LLC became the operating subsidiary of Jerrick Ventures, Inc. (the “Jerrick”).

Our Company

We produce and distribute digital media content, including, but not limited to, videos, imagery, articles, e-books, film, and television, across multiple platforms for each brand in our portfolio. We sell genre specific products related to our brands, including but limited to, video downloads, image downloads, photographs, art, magazines, apparel, toys, and signed and unsigned collectibles to consumers through our online stores, auctions, conventions, and third party wholesalers and retailers. Revenues are generated in two different categories: (i) the sale of advertising and marketing services related to our content, including but not limited to pre-roll videos, text and image advertisements, native advertisements, and affiliate marketing and (ii) the sale of genre specific products related to our brands and, licensing of our content for download-to-own services. Demand and pricing for our advertising depends on our user base and overall market conditions. We also drive additional demand through integrated sales of digital advertising inventory and through our marketing services, providing unique branded entertainment and custom sponsorship opportunities to our advertisers. Our advertising revenues may be affected by the strength of advertising markets and general economic conditions and may fluctuate depending on the success of our content, as measured by the number of people visiting our websites at any given time.

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Our Market

According to Forrest Research's “Using eCommerce To Monetize Digital Content In The Media Industry” report, Content driven e-commerce proves to be one of the most profitable options for media companies to create a new revenue channel, enhance engagement with their audience base, and differentiate themselves from other media companies without a digital e-commerce platform. Forrester Research estimates that online consumers will increase their spending to $327 billion by 2016 from $202 billion in 2011. In addition, 52% of U.S. consumers buy directly from brands online. We believe we can capitalize on a content to commerce model as advances in technology and declining barriers to entry have allowed for cost effective construction of commerce infrastructure outside of the traditional Amazon and eBay models.

Our Strategy

Although we believe that producing refreshing content is great, our business is driven by best practice search engine optimization guidelines, and centers on the theory that receiving monetary compensation for that content is even better. We subscribe to a content to commerce model, which we believe to be the future of digital monetization. Simplistically, content commerce is the process of obtaining revenue from your digital content, in whatever form that content happens to be presented, including but not limited to, books, music, video, newsletters and pictures.

Content to commerce goes beyond the traditional Amazon.com and Ebay.com models of e-commerce, or the buying and selling of products or services using the internet. By combining content and commerce we believe we can monetize specific audiences on multiple fronts, which not only includes traditional advertisements but also transactions in which we are able to sell audiences the products they are interested in buying through their engagement of our content tailored to affiliate activities.

Traditional internet commerce websites such as Amazon.com and Ebay.com generally focus on the products themselves to generate sales, but that is where our business model deviates from such traditional ecommerce revenue models. For example, we create curated best book lists, attached to a franchise such as StarWars. Our digital media content drives commerce. Commerce can occur on multiple fronts, including but not limited to general product sales, auctions, digital downloads of both videos and imagery, and online advertising and affiliate programs. By engaging in a portfolio based revenue model, our emphasis is on diversifying revenue streams and creating ongoing direct consumer relationships.

We have a substantial inventory of content featuring unpublished photographs, negatives, slides, videos, and articles across various genres. We believe we have a competitive advantage in the ownership of such merchandising rights of such content which allows us to sell or license these properties. Additionally, we also develop our own transmedia assets, such as film, television, digital shorts, books, and comic series that we produce and distribute across multiple platforms and formats.

The core elements of our strategy are:

●	Portfolio Theory. Our diversified and eclectic portfolio of brands reaches across different consumer markets in the digital space. By implementing genre-specific websites with diversified content, we achieve higher search engine optimization.
●	Scalability. Brands are chosen for their overlapping potential and their ability to drive revenues across the entire portfolio. Furthermore, we utilize a scalable horizontal infrastructure that can make it through the seasons of digital trends as niche brands, or verticals, are easily plugged in and leveraged. All verticals are overseen by the same team and ideology focusing primarily on generating revenue from all published content.
●	Recurrence. We believe that building consumer loyalty through the creation and publication of digital content that our audiences can engage in will allow for revenue opportunity at every stage of the consumer's digital life cycle.

Transmedia

As part of our strategy, the company will create content in collaboration with other production and media companies that can be leveraged beyond digital media.  These transmedia assets are generally at the center of different mediums such as IP that can be translated as a digital short, a book, or in the most extreme example, a film/tv series. Jerrick Ventures may have certain rights to content as well as other forms of IP such as merchandising rights. Jerrick Ventures will generally charge a production fee for collaborating in the project.

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Our Brands

Each brand in our portfolio targets specific consumer markets or genres. Our current brands include the following:

Filthy Gorgeous

Filthy Gorgeous Media, LLC, our wholly owned subsidiary (“Filthy Gorgeous”), bridges a vintage adult genre similar to Playboy Magazine with a contemporary artistic perspective, creating a brand that presents controversial perspectives in the genre of erotica and sex. In 2012, we acquired ownership and the rights to sell certain art and personal effects previously owned or created by late media mogul Robert Guccione, Sr. (“Guccione”). The acquired art includes original oil paintings created by Guccione, photographs, sketches, written works, and illustrations. Guccione is the inspiration behind Filthy Gorgeous.

Filthy Gorgeous maintains an internet site, www.FilthyGorgeousMedia.com, that targets male and female users interested in the vintage erotica genre. Filthy Gorgeous has received notable mentions from several recognizable outlets such as the NY Post, Variety, Daily Mail and Vice. . Filthy Gorgeous’ products include video downloads, image downloads, photographs, art, magazines, lingerie, apparel, and signed and unsigned collectibles.

OMNI Reboot

In 2012, we acquired the rights to sell certain art and written works that appeared in OMNI, an iconic science fiction magazine published in the U.S. and the U.K. from 1978 to 1995 that contained articles on science, parapsychology, and short works of science fiction and fantasy.

In its initial run, Omni published a number of stories that have become genre classics, such as Orson Scott Card's "Unaccompanied Sonata", William Gibson's "Burning Chrome", "Johnny Mnemonic", and George R. R. Martin's "Sandkings". The magazine also featured Stephen King's short story "The End of the Whole Mess". Omni also brought the works of numerous painters to the attention of a large audience, such as H. R. Giger, De Es Schwertberger and Rallé.

OMNI serves as the inspiration for OMNI Reboot, LLC (“OMNI Reboot”), our wholly owned subsidiary.

We characterize OMNI Reboot as the intersection of science, technology, art, culture, design, and metaphysics. OMNI Reboot maintains an internet site, www.Omnireboot.com, that targets users interested in the science fiction genre. OMNI Reboot's products include video downloads, image downloads, photographs, art, magazines, action figures, apparel, and signed and unsigned collectibles.

GeekRoom

GeekRoom, LLC (“GeekRoom”), our wholly owned subsidiary, creates a provocative environment with intellectually challenging content, representing a new level of pop culture sophistication that its audience demands. GeekRoom maintains an internet site, www.geekroom.com that targets users interested in “geek culture” commonly associated with comics, video games, toys, movies, and television in the fields of fantasy and science fiction. Ideas are presented in an informative and entertaining way that combine both the fantastical and the imaginative. GeekRoom's products include action figures, toys, trading cards, comic books, magazines, posters, art, and signed and unsigned collectibles.

The Corporate Culture

The Corporate Culture, LLC (“The Corporate Culture”), our wholly owned subsidiary, is committed to educating future leaders by presenting them with historical achievements, from the Titans and Masters of the Universe to the unsung heroes of the business world. From insightful articles and a vintage library to engaging videos, The Corporate Culture will challenge the intellect and entertain the mind. The Corporate Culture maintains an internet site, www.thecorporateculture.com,which targets users interested in corporate and business culture. The Corporate Culture's products include historical annual reports of public companies from as far back as 1964, image downloads of industry specific stock photography, as well as magazines and collectibles from 1969 through present day.

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iLongevity

iLongevity, LLC our wholly owned subsidiary (“iLongevity”), caters to those users looking for an understanding of and appreciation for the exciting advances happening in medicine, nutrition, genetic engineering, psychology, health and wellness, and cosmetic surgery. iLongevity maintains an internet site, www.iLongevity.com iLongevity is based on Longevity Magazine, part of Bob Guccione's publishing empire.

Viva Today

Inspired by the original magazine Viva, an iconic woman’s lifestyle magazine from the 1970’s, Viva Today revives the brand's progressive style and disruptive attitude. Created by two of the foremost female publishing pioneers of their era, Viva, the International Magazine For Women, had its thought-provoking content edited by Kathy Keeton and its cutting-edge fashion guided by a young Anna Wintour. Viva Today is an exotic digital brand for women, containing articles and fiction delving into women’s styles, lives, thoughts, and fantasies seeking to explore women’s sexuality, and includes reviews of the arts, interviews with known personalities, and content related to fashion, and beauty.

Protecting our Content from Copyright Theft

The theft of pictures, video and other entertainment content presents a significant challenge to our industry, and we take a number of steps to address this concern. Where possible, we make use of technological protection tools, such as encryption, to protect our content. Notwithstanding these efforts and the many legal protections that exist to combat piracy, the proliferation of content theft and technological tools with which to carry it out continue to escalate. The failure to obtain enhanced legal protections and enforcement tools could make it more difficult for us to adequately protect our intellectual property, which could negatively impact its value.

Intellectual Property

We regard our technology and other proprietary rights as essential to our business. We rely on trade secret, confidentiality procedures, contract provisions, and trademark law to protect our technology and intellectual property. We have also entered into confidentiality agreements with our consultants and corporate partners and intend to control access to and distribution of our products, documentation, and other proprietary information.

We have two trademark applications pending with the U.S. Patent and Trademark Office for “FILTHY GORGEOUS” and "OMNI REBOOT".

Competition

We face significant competition from many other websites. We face formidable competition in every aspect of our business, and particularly from other companies that seek to connect people with information on the web and provide them with relevant advertising. Although we face competition, the majority of our content is timeless, as opposed to many of our competitors, who focus mainly on providing timely content. Competitive factors include:

●	community cohesion, interaction and size;
●	website or mobile platform and application ease-of-use and accessibility;
●	user engagement;
●	system reliability;
●	reliability of delivery and payment; and
●	quality of content.

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We may be unable to compete successfully against current and future competitors. Some current and potential competitors have longer operating histories, larger user bases and greater brand recognition in other internet sectors than we do. Other online sites with similar business models may be acquired by, receive investments from, or enter into other commercial relationships with well-established and well-financed companies. As a result, some of our competitors with other revenue sources may be able to devote more resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote more resources to website, mobile platforms and applications and systems development than we can.

In addition we compete with internet advertising companies, particularly in the areas of pay-for-performance and keyword-targeted internet advertising. Also, we may compete with companies that sell products and services online because these companies, like us, are trying to attract users to their web sites to search for information about products and services and content like ours.

We also compete with destination web sites that seek to increase their search-related traffic. These destination web sites may include those operated by internet access providers, such as cable and DSL service providers. Because our users need to access our services through internet access providers, they have direct relationships with these providers. If an access provider or a computer or computing device manufacturer offers online services that compete with ours, the user may find it more convenient to use the services of the access provider or manufacturer. In addition, the access provider or manufacturer may make it hard to access our services by not listing them in the access provider’s or manufacturer’s own menu of offerings. Also, because the access provider gathers information from the user in connection with the establishment of a billing relationship, the access provider may be more effective than we are in tailoring services and advertisements to the specific tastes of the user.

There has been a trend toward industry consolidation among our competitors, and so smaller competitors today may become larger competitors in the future. If our competitors are more successful than we are at generating traffic, our revenues may decline.

DESCRIPTION OF PROPERTY

Our corporate headquarters which houses operations and support personnel, is located at 202 S Dean Street, Englewood, NJ 07631, an office consisting of a total of 12,000 square feet. The current lease term is effective from January 8, 2014 through February 28, 2024 with an annual rent of $8,500 through December 31, 2015 and $14,165 for each subsequent year of the term thereafter.

We believe our current facilities are sufficient for our current needs for the foreseeable future.

RISK FACTORS

You should carefully consider the risks described below, together with all of the other information included in this report, in considering our business and prospects. The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. The occurrence of any of the following risks could harm our business, financial condition or results of operations.

RISKS RELATED TO OUR BUSINESS

We are not profitable and may never be profitable.

Since inception through the present, we have been dependent on raising capital to support our working capital needs. During this same period, we have recorded net accumulated losses and are yet to achieve profitability. Our ability to achieve profitability depends upon many factors, including its ability to develop and commercialize our websites. There can be no assurance that we will ever achieve any significant revenues or profitable operations.

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Our operating expenses exceed our revenues and will likely continue to do so for the foreseeable future.

We are in an early stage of our development and we have not generated sufficient revenues to offset our operating expenses. Our operating expenses will likely continue to exceed our operating income for the foreseeable future, until such time as we are able to monetize our brands and generate substantial revenues, particularly as we undertake payment of the increased costs of operating as a public company.

We have a limited operating history.

The Company has been in existence for approximately two years. Our limited operating history means that there is a high degree of uncertainty in our ability to: (i) develop and commercialize our products; (ii) achieve market acceptance; or (iii) respond to competition. Additionally, even if we do implement our business plan, we may not be successful. No assurances can be given as to exactly when, if at all, we will be able to recognize profits high enough to sustain our business. We face all the risks inherent in a new business, including the expenses, difficulties, complications, and delays frequently encountered in connection with conducting operations, including capital requirements. Given our limited operating history, we may be unable to effectively implement our business plan, which would result in a loss of your investment.

We will need additional capital, which may be difficult to raise as a result of our limited operating history or any number of other reasons.

We believe that we will have adequate financing for the next 12 months. However, in the event that we exceed our expected growth, we would need to raise additional capital. There is no assurance that additional equity or debt financing will be available to us when needed, on acceptable terms or even at all. Our limited operating history makes investor evaluation and an estimation of our future performance substantially more difficult. As a result, investors may be unwilling to invest in us or such investment may be on terms or conditions which are not acceptable. In the event that we are not able to secure financing, we may have to scale back our growth plans or cease operations.

We depend on our key management personnel and the loss of their services could adversely affect our business.

We place substantial reliance upon the efforts and abilities of Jeremy Frommer, our Chief Executive Officer, and our other executive officers and directors. Though no individual is indispensable, the loss of the services of these executive officers could have a material adverse effect on our business, operations, revenues or prospects. We do not currently maintain key man life insurance on the lives of these individuals.

We have not adopted various corporate governance measures, and as a result stockholders may have limited protections against interested director transactions, conflicts of interest and similar matters.

Recent Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of corporate management and the securities markets. Because our securities are not yet listed on a national securities exchange, we are not required to adopt these corporate governance measures and have not done so voluntarily in order to avoid incurring the additional costs associated with such measures. Among these measures is the establishment of independent committees of the Board of Directors. However, to the extent a public market develops for our securities, such legislation will require us to make changes to our current corporate governance practices. Those changes may be costly and time-consuming. Furthermore, the absence of the governance measures referred to above with respect to our Company may leave our shareholders with more limited protection in connection with interested director transactions, conflicts of interest and similar matters.

We face intense competition. If we do not provide digital content that is useful to users, we may not remain competitive, and our potential revenues and operating results could be adversely affected.

Our business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. Our ability to compete successfully depends heavily on providing digital content that is useful and enjoyable for our users and delivering our content through innovative technologies in the marketplace.

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We have many competitors in the digital content creation industry and media companies. Our current and potential competitors range from large and established companies to emerging start-ups. Established companies have longer operating histories and more established relationships with customers and users, and they can use their experience and resources in ways that could affect our competitive position, including by making acquisitions, investing aggressively in research and development, aggressively initiating intellectual property claims (whether or not meritorious) and competing aggressively for advertisers and websites. Emerging start-ups may be able to innovate and provide products and services faster than we can.

Additionally, our operating results would suffer if our digital content is not appropriately timed with market opportunities, or if our digital content is not effectively brought to market. As technology continues to develop, our competitors may be able to offer user experiences that are, or that are seen to be, substantially similar to or better than ours. This may force us to compete in different ways and expend significant resources in order to remain competitive. If our competitors are more successful than we are in developing compelling content or in attracting and retaining users and advertisers, our revenues and operating results could be adversely affected.

We face competition from traditional media companies, and we may not be included in the advertising budgets of large advertisers, which could harm our operating results.

In addition to internet companies, we face competition from companies that offer traditional media advertising opportunities. Most large advertisers have set advertising budgets, a very small portion of which is allocated to Internet advertising. We expect that large advertisers will continue to focus most of their advertising efforts on traditional media. If we fail to convince these companies to spend a portion of their advertising budgets with us, or if our existing advertisers reduce the amount they spend on our programs, our operating results would be harmed.

Our business depends on strong brands and relationships, and if we are not able to maintain our relationships and enhance our brands, our ability to expand our base of users, advertisers and affiliates will be impaired and our business and operating results could be harmed.

We believe that maintaining and enhancing the “Filthy Gorgeous”, “OMNI Reboot”, “GeekRoom”, “Corporate Culture”, “iLongevity”, "VivaToday" brands is critical to expanding our base of users, advertisers and affiliates. Maintaining and enhancing our brands' profiles may require us to make substantial investments and these investments may not be successful. If we fail to promote and maintain the “Filthy Gorgeous”, “OMNI Reboot”, “GeekRoom”, “Corporate Culture” and “iLongevity” brands' profiles, or if we incur excessive expenses in this effort, our business and operating results could be harmed. We anticipate that, as our market becomes increasingly competitive, maintaining and enhancing our brands' profiles may become increasingly difficult and expensive. Maintaining and enhancing our brands will depend largely on our ability to be a technology leader and to continue to provide attractive products and services, which we may not do successfully.

We need to manage growth in operations to maximize our potential growth and achieve our expected revenues and our failure to manage growth will cause a disruption of our operations, resulting in the failure to generate revenue.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our marketing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

In order to achieve the general strategies of our company we need to maintain and search for hard-working employees who have innovative initiatives, while at the same time, keep a close eye on any and all expanding opportunities in our marketplace.

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We plan to generate a significant portion of our revenues from advertising and affiliate sales relationships, and a reduction in spending by or loss of advertisers and general decrease in online spending could adversely harm our business.

We plan to generate a substantial portion of our revenues from advertisers. Our advertisers may be able to terminate prospective contracts with us at any time. Advertisers will not continue to do business with us if their investment in advertising with us does not generate sales leads, and ultimately customers, or if we do not deliver their advertisements in an appropriate and effective manner. If we are unable to remain competitive and provide value to our advertisers, they may stop placing ads with us, which would adversely affect our revenues and business. In addition, expenditures by advertisers tend to be cyclical, reflecting overall economic conditions and budgeting and buying patterns. Adverse macroeconomic conditions can also have a material negative impact on the demand for advertising and cause our advertisers to reduce the amounts they spend on advertising, which could adversely affect our revenues and business.

Security breaches could harm our business.

Security breaches have become more prevalent in the technology industry. We believe that we take reasonable steps to protect the security, integrity and confidentiality of the information we collect, use, store and disclose, but there is no guarantee that inadvertent (e.g., software bugs or other technical malfunctions, employee error or malfeasance, or other factors) or unauthorized data access or use will not occur despite our efforts. Although we have not experienced any material security breaches to date, we may in the future experience attempts to disable our systems or to breach the security of our systems. Techniques used to obtain unauthorized access to personal information, confidential information and/or the systems on which such information are stored and/or to sabotage systems change frequently and generally are not recognized until launched against a target. As a result, we may be unable to anticipate these techniques or to implement adequate preventative measures.

If an actual or perceived security breach occurs, the market perception of our security measures could be harmed and we could lose sales and customers and/or suffer other negative consequences to our business. A security breach could adversely affect the digital content experience and cause the loss or corruption of data, which could harm our business, financial condition and operating results. Any failure to maintain the security of our infrastructure could result in loss of personal information and/or other confidential information, damage to our reputation and customer relationships, early termination of our contracts and other business losses, indemnification of our customers, financial penalties, litigation, regulatory investigations and other significant liabilities. In the event of a major third-party security incident, we may incur losses in excess of their insurance coverage.

Moreover, if a high profile security breach occurs with respect to us or another digital entertainment company, our customers and potential customers may lose trust in the security of our business model generally, which could adversely impact our ability to retain existing customers or attract new ones.

The laws and regulations concerning data privacy and data security are continually evolving; our or our platform providers’ actual or perceived failure to comply with these laws and regulations could harm our business.

Customers view our content online, using third-party platforms and networks and on mobile devices. We collect and store significant amounts of information about our customers—both personally identifying and non-personally identifying information. We are subject to laws from a variety of jurisdictions regarding privacy and the protection of this player information. For example, the European Union (EU) has traditionally taken a broader view than the United States and certain other jurisdictions as to what is considered personal information and has imposed greater obligations under data privacy regulations. The U.S. Children’s Online Privacy Protection Act (COPPA) also regulates the collection, use and disclosure of personal information from children under 13 years of age. While none of our content is directed at children under 13 years of age, if COPPA were to apply to us, failure to comply with COPPA may increase our costs, subject us to expensive and distracting government investigations and could result in substantial fines.

Data privacy protection laws are rapidly changing and likely will continue to do so for the foreseeable future. The U.S. government, including the Federal Trade Commission and the Department of Commerce, is continuing to review the need for greater regulation over the collection of personal information and information about consumer behavior on the Internet and on mobile devices and the EU has proposed reforms to its existing data protection legal framework. Various government and consumer agencies worldwide have also called for new regulation and changes in industry practices. In addition, in some cases, we are dependent upon our platform providers to solicit, collect and provide us with information regarding our players that is necessary for compliance with these various types of regulations.

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Customer interaction with our content is subject to our privacy policy and terms of service. If we fail to comply with our posted privacy policy or terms of service or if we fail to comply with existing privacy-related or data protection laws and regulations, it could result in proceedings or litigation against us by governmental authorities or others, which could result in fines or judgments against us, damage our reputation, impact our financial condition and harm our business. If regulators, the media or consumers raise any concerns about our privacy and data protection or consumer protection practices, even if unfounded, this could also result in fines or judgments against us, damage our reputation, and negatively impact our financial condition and damage our business.

In the area of information security and data protection, many jurisdictions have passed laws requiring notification when there is a security breach for personal data or requiring the adoption of minimum information security standards that are often vaguely defined and difficult to implement. Our security measures and standards may not be sufficient to protect personal information and we cannot guarantee that our security measures will prevent security breaches. A security breach that compromises personal information could harm our reputation and result in a loss of confidence in our products and ultimately in a loss of customers, which could adversely affect our business and impact our financial condition. This could also subject us to liability under applicable security breach-related laws and regulations and could result in additional compliance costs, costs related to regulatory inquiries and investigations, and an inability to conduct our business.

If any of our relationships with internet search websites terminate, if such websites' methodologies are modified or if we are outbid by competitors, traffic to our websites could decline.

We depend in part on various internet search websites, such as Google.com, Bing.com, Yahoo.com and other websites to direct a significant amount of traffic to our websites. Search websites typically provide two types of search results, algorithmic and purchased listings. Algorithmic listings generally are determined and displayed as a result of a set of unpublished formulas designed by search engine companies in their discretion. Purchased listings generally are displayed if particular word searches are performed on a search engine. We rely on both algorithmic and purchased search results, as well as advertising on other internet websites, to direct a substantial share of visitors to our websites and to direct traffic to the advertiser customers we serve. If these internet search websites modify or terminate their relationship with us or we are outbid by our competitors for purchased listings, meaning that our competitors pay a higher price to be listed above us in a list of search results, traffic to our websites could decline. Such a decline in traffic could affect our ability to generate advertising revenue and could reduce the desirability of advertising on our websites.

Our business involves risks of liability claims arising from our media content, which could adversely affect our ability to generate revenue and could increase our operating expenses.

As a distributor of media content, we face potential liability for defamation, invasion of privacy, negligence, copyright or trademark infringement, obscenity, violation of rights of publicity and/or obscenity laws and other claims based on the nature and content of the materials distributed. These types of claims have been brought, sometimes successfully, against broadcasters, publishers, online services and other disseminators of media content. Any imposition of liability that is not covered by insurance or is in excess of our insurance coverage could have a material adverse effect on us. In addition, measures to reduce our exposure to liability in connection with content available through our internet websites could require us to take steps that would substantially limit the attractiveness of our internet websites and/or their availability in certain geographic areas, which could adversely affect our ability to generate revenue and could increase our operating expenses.

Intellectual property litigation could expose us to significant costs and liabilities and thus negatively affect our business, financial condition and results of operations.

We may be subject to claims of infringement of third party patents and trademarks and other violations of third party intellectual property rights. Intellectual property disputes are generally time-consuming and expensive to litigate or settle, and the outcome of such disputes is uncertain and difficult to predict. The existence of such disputes may require us to set-aside substantial reserves, and has the potential to significantly affect our overall financial standing. To the extent that claims against us are successful, they may subject us to substantial liability, and we may have to pay substantial monetary damages, change aspects of our business model, and/or discontinue any of our services or practices that are found to be in violation of another party's rights. Such outcomes may severely restrict or hinder ongoing business operations and impact the value of our business. Successful claims against us could also result in us having to seek a license to continue our practices. Under such conditions, a license may or may not be offered or otherwise made available to us. If a license is made available to us, the cost of the license may significantly increase our operating burden and expenses, potentially resulting in a negative effect on our business, financial condition and results of operations.

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Although we have been and are currently involved in multiple areas of commerce, internet services, and high technology where there is a substantial risk of future patent litigation, we have not obtained insurance for patent infringement losses. If we are unsuccessful at resolving pending and future patent litigation in a reasonable and affordable manner, it could disrupt our business and operations, including by negatively impacting areas of commerce or putting us at a competitive disadvantage.

If we are unable to obtain or maintain key website addresses, our ability to operate and grow our business may be impaired.

Our website addresses, or domain names, are critical to our business. We currently own more than 252 domain names. However, the regulation of domain names is subject to change, and it may be difficult for us to prevent third parties from acquiring domain names that are similar to ours, that infringe our trademarks or that otherwise decrease the value of our brands. If we are unable to obtain or maintain key domain names for the various areas of our business, our ability to operate and grow our business may be impaired.

We may have difficulty scaling and adapting our existing network infrastructure to accommodate increased traffic and technology advances or changing business requirements, which could cause us to incur significant expenses and lead to the loss of users and advertisers.

To be successful, our network infrastructure has to perform well and be reliable. The greater the user traffic and the greater the complexity of our products and services, the more computer power we will need. We could incur substantial costs if we need to modify our websites or our infrastructure to adapt to technological changes. If we do not maintain our network infrastructure successfully, or if we experience inefficiencies and operational failures, the quality of our products and services and our users' experience could decline. Maintaining an efficient and technologically advanced network infrastructure is particularly critical to our business because of the pictorial nature of the products and services provided on our websites. A decline in quality could damage our reputation and lead us to lose current and potential users and advertisers. Cost increases, loss of traffic or failure to accommodate new technologies or changing business requirements could harm our operating results and financial condition.

Because some of our brands contain adult content, companies providing products and services on which we rely may refuse to do business with us.

Many companies that provide products and services we need are concerned that associating with us could lead to their becoming the target of negative publicity campaigns by public interest groups and boycotts of their products and services. As a result of these concerns, these companies may be reluctant to enter into or continue business relationships with us. There can be no assurance that we will be able to maintain our existing business relationships with the companies, domestic or international, that currently provide us with services and products. Our inability to maintain such business relationships, or to find replacement service providers, would materially adversely affect our business, financial condition and results of operations. We could be forced to enter into business arrangements on terms less favorable to us than we might otherwise obtain, which could lead to our doing business with less competitive terms, higher transaction costs and more inefficient operations than if we were able to maintain such business relationships or find replacement service providers.

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Our business is exposed to risks associated with online commerce security and credit card fraud.

Consumer concerns over the security of transactions conducted on the internet or the privacy of users may inhibit the growth of the internet and online commerce. To transmit confidential information such as customer credit card numbers securely, we rely on encryption and authentication technology. Unanticipated events or developments could result in a compromise or breach of the systems we use to protect customer transaction data. Furthermore, our servers may also be vulnerable to viruses and other attacks transmitted via the internet.  As a payment processor, we are required to comply with PCI DSS and a credit card information breach could subject us to penalties or fines, litigation, regulatory investigation or regulatory action. While we proactively check for intrusions into our infrastructure, a new and undetected virus could cause a service disruption. Under current credit card practices, we may be held liable for fraudulent credit card transactions and other payment disputes with customers. A failure to control fraudulent credit card transactions adequately would adversely affect our business.

RISKS RELATED TO OUR COMMON STOCK

We may be subject to penny stock rules which will make the shares of our common stock more difficult to sell.

We may be subject now and in the future to the SEC’s “penny stock” rules if our shares common stock sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its sales person, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and sales person compensation information must be given to the customer or ally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchase rand receive the purchaser’s written agreement to the transaction. The penny stock rules are burden some and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

Shares of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market and have a depressive effect on the price of our shares of common stock.

A substantial majority of our outstanding shares of common stock and preferred stock are “restricted securities” with in the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under there quirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that an Affiliate (as such term is defined in Rule 144(a)(1)) of an issuer who has held restricted securities for a period of atleast six months (one year after filing Form 10 information with the SEC for shell companies and former shell companies) may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quote don the OTC Bulletin Board) .Rule 144 also permits ,under certain circumstances, the sale of securities, with out any limitation, by a person who is not an Affiliate of the Company and who has satisfied a one-year holding period. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

You will experience dilution of your ownership interest because of the future issuance of additional shares of our common stock and our preferred stock.

In the future, we may issue our authorized but previously un issued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We are currently authorized to issue an aggregate of 100,000,000 shares of capital stock consisting of 90,000,000 shares of common stock, par value $0.001 and 10,000,000 shares of blank check preferred stock, par value $0.001.

We may also issue additional shares of our common stock or other securities that are convertible in to or exercisable for common stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our common stock or other securities may create down ward pressure on the trading price of our common stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes or for other business purposes, including at a price (or exercise prices) below the price at which shares of our common stock are trading.

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We do not expect to pay dividends and investors should not buy our common stock expecting to receive dividends.

We have not paid any dividend son our common stock in the past, and do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, investors will only realize an economic gain on their investment in our common stock if the price appreciates. Investors should not purchase our common stock expecting to receive cash dividends. Because we do not pay dividends, and there may be limited trading, investors may not have any manner to liquidate or receive any payment on their investment. Therefore, our failure to pay dividends may cause investors to not see any return on investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds, which could affect our ability to expand our business operations.

Stock Incentive Plan

On December 9, 2015, Jerrick adopted the 2015 Stock Incentive and Award Plan (the “Plan”) which will provide for the issuance of up to 18,000,000 shares of the Jerrick’s Common Stock.

The purpose of the Plan is to provide additional incentive to those officers, employees, consultants and non-employee directors of the Jerrick and its parents, subsidiaries and affiliates whose contributions are essential to the growth and success of the Jerrick’s business.

Eligible recipients of option awards are employees, officers, consultants or directors (including non-employee directors) of the Jerrick or of any parent, subsidiary or affiliate of the Jerrick. Upon recommendation from the Compensation Committee, the board has the authority to grant to any eligible recipient any options, restricted stock or other awards valued in whole or in part by reference to, or otherwise based on, our Common Stock.

The provisions of each option granted need not be the same with respect to each option recipient. Option recipients shall enter into award agreements with us, in such form as the board shall determine.

The Plan shall be administered by the Compensation Committee consisting of two or more independent, non-employee and outside directors. In the absence of such a Committee, the Board of the Jerrick shall administer the Plan.

Each Option shall contain the following material terms:

(i)	the purchase price of each share of Common Stock with respect to Incentive Options shall be determined by the Committee at the time of grant, shall not be less than 100% of the Fair Market Value (defined as the closing price on the final trading day immediately prior to the grant on the principal exchange or quotation system on which the Common Stock is listed or quoted, as applicable) of the Common Stock of the Jerrick, provided that if the recipient of the Option owns more than ten percent (10%) of the total combined voting power of the Jerrick, the exercise price shall be at least 110% of the Fair Market Value;

(ii)	The purchase price of each share of Common Stock purchasable under a Non-qualified Option shall be at least 100% of the Fair Market Value of such share of Common Stock on the date the Non-qualified Option is granted, unless the Committee, in its sole and absolute discretion, determines to set the purchase price of such Non-qualified Option below Fair Market Value.

(iii)	the term of each Option shall be fixed by the Committee, provided that such Option shall not be exercisable more than five (5) years after the date such Option is granted, and provided further that with respect to an Incentive Option, if the recipient owns more than ten percent (10%) of the total combined voting power of the Jerrick, the Incentive Option shall not be exercisable more than five (5) years after the date such Incentive Option is granted;

(iv)	subject to acceleration in the event of a Change of Control of the Jerrick (as further described in the Plan), the period during which the Options vest shall be designated by the Committee or, in the absence of any Option vesting periods designated by the Committee at the time of grant, shall vest and become exercisable in equal amounts on each fiscal quarter of the Jerrick through the four (4) year anniversary of the date on which the Option was granted;

(vi)	no Option is transferable and each is exercisable only by the recipient of such Option except in the event of the death of the recipient; and

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(vii)	with respect to Incentive Options, the aggregate Fair Market Value of Common Stock exercisable for the first time during any calendar year shall not exceed $100,000.

Each award of Restricted Stock is subject to the following material terms:

(i)	no rights to an award of Restricted Stock are granted to the intended recipient of Restricted Stock unless and until the grant of Restricted Stock is accepted within the period prescribed by the Compensation Committee;

(ii)	Restricted Stock shall not be delivered until they are free of any restrictions specified by the Compensation Committee at the time of grant;

(iii)	recipients of Restricted Stock have the rights of a stockholder of the Jerrick as of the date of the grant of the Restricted Stock;

(iv)	shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied or the employment with the Jerrick is terminated; and

(v)	the Restricted Stock is not transferable until the date on which the Compensation Committee has specified such restrictions have lapsed.

LEGAL PROCEEDINGS

There are no material pending legal or governmental proceedings relating to the Company or properties to which the Company is a party, and to our know ledge there are no material proceedings to which any of our directors, executive officers or affiliates are a party adverse to us or which have a material interest adversetous.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Agreement, on February 5, 2016, we issued 28,500,000 shares of our Common Stock to the Jerrick Shareholders, their affiliates or assigns, in exchange for 100% of the outstanding shares of Common Stock of Jerrick.

On February 5, 2016 and in conjunction with the Merger, the Company entered into a Share Exchange Agreement with Kent Campbell, Denis Espinoza and Sarah Campbell (the “Exchange Agreement”). Pursuant to the Exchange Agreement, (i) Kent Campbell cancelled 363,636 shares of the Company’s common stock, 6,000 shares of the Company’s Series A Preferred Stock and 10,000 shares of the Company’s Series B Preferred Stock in exchange for 1,648,881 shares of the Company’s Series D Preferred Stock, (ii) Denis Espinoza cancelled 58,951 shares of the Company’s common stock and 4,000 shares of the Company’s Series A Preferred Stock in exchange for 265,676 shares of the Company’s Series D Preferred Stock, and (iii) Sarah Campbell cancelled 21,818 shares of the Company’s common stock in exchange for 98,933 shares of the Company’s Series D Preferred Stock.

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On February 5, 2016 and in conjunction with the Merger, the Company entered into Stock Purchase Agreements (the “Purchase Agreements”) with three investors providing for the issuance and sale of an aggregate of 2,626,308 shares of the Company’s common stock, par value $0.001 per share, for an aggregate purchase price of $2,626.30.

These securities were not registered under the Securities Act. These securities qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Conventions Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Merger, on February 5, 2016, we issued 28,500,000 shares of our Common Stock to the Jerrick Shareholders, their affiliates or assigns in exchange for the transfer of 100% of the outstanding shares common stock of Jerrick by the Jerrick Shareholders. As such, immediately following the Merger, the Jerrick Shareholders hold approximately 90% of the total combined voting power of all classes of our outstanding stock entitled to vote. Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

On February 5, 2016 and in conjunction with the Merger, the Company entered into a Share Exchange Agreement with Kent Campbell, Denis Espinoza and Sarah Campbell (the “Exchange Agreement”). Pursuant to the Exchange Agreement, (i) Kent Campbell cancelled 363,636 shares of the Company’s common stock, 6,000 shares of the Company’s Series A Preferred Stock and 10,000 shares of the Company’s Series B Preferred Stock in exchange for 1,648,881 shares of the Company’s Series D Preferred Stock, (ii) Denis Espinoza cancelled 58,951 shares of the Company’s common stock and 4,000 shares of the Company’s Series A Preferred Stock in exchange for 265,676 shares of the Company’s Series D Preferred Stock, and (iii) Sarah Campbell cancelled 21,818 shares of the Company’s common stock in exchange for 98,933 shares of the Company’s Series D Preferred Stock.

In connection with the Closing of the Merger, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 of this Current Report, effective February 5, 2016, Mr. Jeremy Frommer and Mr. Leonard Schiller, were appointed as members of our board of directors. Finally, effective February 5, 2016, our Directors appointed Jeremy Frommer as Chief Executive Officer and Rick Schwartz as President.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Resignation of Directors

Effective February 5, 2016, Mr. Kent Campbell, Mr. Denis Espinoza and Ms. Sarah Campbell resigned as members of the board of directors. There were no disagreements between Mr. Campbell, Mr. Espinoza or Ms. Campbell and us or any officer or director of the Company.

(b) Resignation of Officers

Effective February 5, 2016, Mr. Kent Campbell resigned as our Chief Executive Officer and Chief Financial Officer and Mr. Denis Espinoza resigned as our President and Chief Operating Officer.

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(c) Appointment of Directors

Effective February 5, 2016, the following persons were appointed as members of the Board of Directors:

Name	Age	Position

Jeremy Frommer	47	Director

Leonard Schiller	72	Director

Please see also Section 5.02(d) of this current report, whose information is herein incorporated by reference.

(d) Appointment of Officers

Effective February 5, 2016, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Position

Jeremy Frommer	47	Chief Executive Officer

Rick Schwartz	47	President

The business background descriptions of the newly appointed officers and directors are as follows:

Jeremy Frommer, age 47, Chief Executive Officer

Mr. Frommer, age 46, combines over 20 years of experience in the financial technology industry. Previously, Mr. Frommer held key leaderships roles in the investment banking and trading divisions of large financial institutions. From 2009 to 2012, Mr. Frommer was briefly retired until beginning concept formation for Jerrick Ventures which he officially founded in 2013. From 2007 to 2009, Mr. Frommer was Managing Director of Global Prime Services at RBC Capital Markets, the investment banking arm of the Royal Bank of Canada, the largest financial institution in Canada, after the sale of Carlin Financial Group, a professional trading firm. From 2004 to 2007, Mr. Frommer was the Chief Executive Officer of Carlin Financial Group after the sale of NextGen Trading, a software development company focused on building equity trading platforms. From 2002 to 2004, Mr. Frommer was Founder and Chief Executive Officer of NextGen Trading. From 2000 to 2002, he was Managing Director of Merger Arbitrage Trading at Bank of America, a financial services firm. Mr. Frommer was also a director of LionEye Capital, a hedge fund from June 2012 to June 2014. He holds a B.A. from the University of Albany.

Rick Schwartz, age 47, President

Mr. Schwartz, age 47, is a film and television producer and financier based in New York. Notable credits include The Departed, Black Swan, Gangs of New York, The Aviator, Machete, and The Others. Mr. Schwartz began his film career at Miramax under Harvey and Bob Weinstein, working there for seven years and eventually serving as the company’s Senior Vice President of Production. From 2008 to 2014, Mr. Schwartz was CEO and Founder of Overnight Productions. In 2014, Mr. Schwartz and partner Jimmy Fallon created Eight Million Plus Productions, a New York-based production company, which produces shows such as Spike TV’s Lip Sync Battle and NBC’s Sharing. Mr. Schwartz is also Chief Strategic Officer for Lua Technologies.

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Leonard Schiller, age 72, Director

Leonard Schiller, age 72, is President and Managing Partner of the Chicago law firm of Schiller Klein PC and has been associated with the firm since 1977. Mr. Schiller also has served as the President of The Dearborn Group, a residential property management and real estate company with properties located in the Midwest. Mr. Schiller has also been involved in the ownership of residential properties and commercial properties throughout the country. Mr. Schiller has acted as a principal in numerous private loan transactions and has been responsible for the structure, and management of these transactions. Mr. Schiller has also served as a member of the Board of Directors of IMALL, an internet search engine company, which was acquired by Excite@Home. He also served as a member of the Board of AccuMed International, Inc., a company which manufactured and marketed medical diagnostic screening products, which was acquired by Molecular Diagnostics, Inc. He presently serves as a director of Milestone Scientific, Inc., a Delaware company. He also serves as a director of Gravitas Cayman Corp. and a Limited Partner of Gravitas Capital Partners LLC, a private hedge fund.

Family Relationships

There are no family relationships with any of our officers and directors.

Employment Agreements

The Company does not currently have any employment agreements but does anticipate entering into employment agreements with its Chief Executive Officer, and other key employees in the near future.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2016, the Company filed a certificate of designation, preferences and rights of Series D preferred stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to designate 2,100,000 shares of our previously authorized preferred stock as Series D preferred stock. The Certificate of Designation and its filing was approved by our board of directors on January 29, 2016 without shareholder approval as provided for in our articles of incorporation and under Nevada law.

The designations, rights and preferences of the Series D Preferred include:

●	the shares have no voting rights.

●	each share is convertible at the option of the holder into one share of our common stock. The rate of conversion is subject to adjustment as discussed below.

●	at any time during the 12 months after the Series D preferred is issued, the conversion price of the Series D Preferred is subject to proportional adjustment in the event the company issues, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any common stock or common stock equivalents entitling any person to acquire shares of Common Stock at an effective price per share that is lower than $0.25 per share subject to certain exclusions. In addition, the Series D Preferred is subject to proportional adjustment in the event of stock splits, stock dividends and similar corporate events.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1(e) hereto and incorporated herein by reference.

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Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated February 5, 2016 by and among Great Plains Holdings, Inc., GPH Merger Sub, Inc., and Jerrick Ventures, Inc.

3.1(f)*	Certificate of Designation of Series D Preferred Stock.

3.1(g)*	Jerrick Ventures, Inc. Certificate of Designation of Series A Cumulative Convertible Preferred Stock.

3.1(h)*	Jerrick Ventures, Inc. Amendment to Certificate of Designation of Series A Cumulative Convertible Preferred Stock.

3.1(i)*	Jerrick Ventures, Inc. Certificate of Designation of Series B Cumulative Convertible Preferred Stock.

3.3*	Certificate of Incorporation of Jerrick Ventures, Inc.

10.9*	Spin-Off Agreement dated as of February 5, 2016 between Great Plains Holdings, Inc. and Kent Campbell.

10.10*	Share Exchange Agreement dated as of February 5, 2016 by and among Great Plains Holdings, Inc., Kent Campbell, Denis Espinoza and Sarah Campbell.

10.11*	Form of Stock Purchase Agreement.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Plains Holdings, Inc.

Date: February 11, 2016	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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